Exhibit 99.2 Chart Industries First Quarter 2019 April 18, 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Forward Looking Statements Certain statements made in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding the recent VRV acquisition, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully; and Chart’s ability to successfully integrate VRV, and achieve anticipated revenue, earnings and accretion. The Company undertakes no obligation to update or revise any forward-looking statement. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 2019 Order Activity All results reflect continuing operations E&C D&S East D&S West +182% +30% (13%) $264 Highest in history $131 $114 $94 $83 $64 Q1 2018 Q1 2019 Q1 2018 Q1 2019 Q1 2018 Q1 2019 •Big LNG • Industrial gas • Industrial gas • Air Cooled Heat Exchangers • LNG fueling systems • Long term agreements • Petrochemical • Trailers • Over the road trucking • Natural Gas Processing • China • Specialty Markets •VRV •VRV • Parts, repair, service 2 © 2019 Chart Industries, Inc. Confidential and Proprietary

Big LNG Order Opportunities: 2019

CHART
Innovation. Experience. Performance.®

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1 - BOOKED	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Throughout 2019
2 – BOOKED	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2019
3	Driftwood	Bechtel	Tellurian	27 MTPA (Phase 1 16 MTPA)	IPSMR®, cold boxes, BAHX, ACHX	Q3 2019 for 1st phase
4 – 50% in BACKLOG	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles	2H 2019
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2H 2019 -1H 2020
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2020
7	FL small scale LNG Expansion	EPC TBD	Confidential	250,000 gpd	C250N, Cold boxes, BAHX, ACHX	2H 2019
8	FL ssLNG	EPC TBD	Confidential	500,000 gpd	C500 IPSMR®, cold boxes, BAHX, ACHX, tanks	2H2019-1H 2020
9	SE Asia LNG (+expansion)	EPC TBD	Confidential	3 MTPA (+8MTPA expansion)	IPSMR®, cold boxes, BAHX, ACHX	2H 2019-1H 2020
10	Liquefaction and distribution project	Black & Veatch	Confidential	Confidential	BAHX, loadout systems, coolers and trailers	2H 2019

- Includes Hudson Products content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

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© 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 2019 Margin Expansion Actions ($M) Facility Headcount Price Product Line Projected Projected Reduction / Reduction / Increases and Rationalization Incremental OpInc Impact Consolidation Other Supply Chain (1) Annual to 2019 Versus (1) Savings Prior Guide E&C Announced Absorbed consolidation from 4 LifeCycle facilities to 1 in backoffice into Tulsa, OK ACHX business units production $4.5 $2.0 Simplified mgmt. structure D&S East Eliminated VRV Global D&S price Closed production duplicate positions increase (Jan 8) of BAHX in China $0.5 $0.5 China headcount reduction D&S West Restructure of Global D&S price parts, repair, increase (Jan 8) service group $0.5 $0.5 Corporate Streamlined Sourcing savings corporate support across three functions (Legal, segments and $1.0 $0.6 Marketing) and corporate outside professional costs $6.5M $3.6M (1) Price increases, supply chain savings, and Product line rationalization were included in prior 2019 guidance 4 © 2019 Chart Industries, Inc. Confidential and Proprietary

Innovation is Yielding Opportunities

Innovation. Experience. Performance.®

Energy & Chemicals
Tuf-Lite IV Axial Flow Fan



- Blade count reduction between 2 and 6 for fans operating between 8,000 ft./min and 12,000 ft./min tip speed
- Reduction in overall sound power levels
- Between 2% and 5% total efficiency improvement
- Between 700 and 2,500 lbs. weight reduction in certain applications

D&S West
CO_2 Trifecta for Extraction



Up to 24 Extractors are able to be supplied by a CO_2 Trifecta tied to our current CO_2 Bulk Tanks

- High pressure liquid CO_2 feeds extractor pumps
- Bulk solutions replace high pressure bottles
- Solution does not require pumps
- Low maintenance
- Capable of 20 lb/min flowrates

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© 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Revenue Guidance 2018 actual ($M) 2019 Prior Guidance ($M) 2019 Guidance ($M) $1,084 $1,260 ‐ $1,310 $1,290 ‐ $1,340 Ref # Description Revenue ($M) 1 2018 Actual $1,084 2 Organic growth 70 – 100 3 +10.5 months incremental VRV + synergies 100 – 120 4 Pricing 3 – 4 5 2019 Prior Guidance $1,260 - $1,310 6 Calcasieu Pass and Gimi 28 – 30 7 2019 Current Guidance $1,290 - $1,340 6 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Adjusted EPS Guidance 2018 actual 2019 Prior Guidance 2019 Guidance $2.02 $2.50 - $2.85 $2.70 ‐ $3.05 Ref # Description Revenue ($M) Adjusted EPS (1) 1 2019 Prior Guidance $1,260 - $1,310 $2.50 - $2.85 2 Calcasieu Pass and Gimi 28 – 30 0.17 – 0.21 3 Q1 incremental restructuring benefits 0.08 Acquisition integration timing (0.05 – 0.10) 4 2019 Current Guidance (2) $1,290 - $1,340 $2.70 - $3.05 (1) The Company is not able to provide a reconciliation of projected adjusted EPS because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted. (2) Excludes any potential future dilution impact associated with our convertible notes and related derivative securities. 7 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Guidance FY 2018 Results Prior FY 2019 Guidance Full Year 2019 Sales Sales Sales $1.08B $1.26B - $1.31B $1.29B - $1.34B 28.6% growth 17% - 22% growth Inclusive of 2019 portion of 13.4% organic growth 7%-9% organic growth Calcasieu Pass and Golar Gimi Adjusted EPS Adjusted EPS Adjusted EPS (1) $2.02 $2.50 - $2.85 $2.70 - $3.05 Assumes 22-23% full year tax rate Assumes 22-23% full year tax rate Excludes large LNG related revenue Includes full year of VRV, s.p.a. Capital Expenditures Capital Expenditures Capital Expenditures $36M $35M - $40M $35M - $40M (1) Excludes any potential future dilution impact associated with our convertible notes and related derivative securities 8 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 Adjusted EPS $ millions, except per share amounts Continuing Operations Q1 2019 Q1 2018 Change V. PY Income  $0.9  $4.2  ($3.3) from continuing operations Reported EPS $0.03 $0.13  ($0.10) 1 Restructuring and transaction‐related costs 0.23  0.05  0.18  2 Integration and Step Up Costs 0.09  ‐ 0.09  3 Other One‐Time Items (2) 0.03  ‐ 0.03  4 Dilution impact of convertible notes 0.01  ‐ 0.01  Adjusted EPS (1) $0.39 $0.18 $0.21 (1) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. Tax affected adjustments are at normalized statutory periodic rates. (2) Includes $0.01 related to aluminum cryobiological tank recall reserve expense, and $0.02 related to Tax Reform / transition tax related adjustments. 9 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Guidance FY 2018 Results Prior FY 2019 Guidance Full Year 2019 Sales Sales Sales $1.08B $1.26B - $1.31B $1.29B - $1.34B 28.6% growth 17% - 22% growth Inclusive of 2019 portion of 13.4% organic growth 7%-9% organic growth Calcasieu Pass and Golar Gimi Adjusted EPS Adjusted EPS Adjusted EPS (1) $2.02 $2.50 - $2.85 $2.70 - $3.05 Assumes 22-23% full year tax rate Assumes 22-23% full year tax rate Excludes large LNG related revenue Includes full year of VRV, s.p.a. Capital Expenditures Capital Expenditures Capital Expenditures $36M $35M - $40M $35M - $40M (1) Excludes any potential future dilution impact associated with our convertible notes and related derivative securities 10 © 2019 Chart Industries, Inc. Confidential and Proprietary